UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

November 9, 2010
Date of report (Date of earliest event reported)

      Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation or organization)		Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:          (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02   Results of Operations and Financial Condition .

On November 9, 2010, Universal Insurance Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01            Financial Statements and Exhibits

(d) Exhibits:

99.1         Press Release, dated November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 9, 2010	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ Bradley I. Meier
Bradley I. Meier
President and Chief Executive Officer